UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 23, 2006

Palm, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
950 West Maude Avenue
Sunnyvale, CA 94085
(Address of principal executive offices)
(408) 617-7000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On March 23, 2006, Palm, Inc. (“Palm”) issued a press release and is holding a conference call regarding its financial results for the third quarter of fiscal year 2006, ended March 3, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Palm makes reference to non-GAAP financial information in both the press release and the conference call.
The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit No.	Description

99.1	Press release of Palm, Inc. issued on March 23, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Palm, Inc.
By:	/s/ Andrew J. Brown
Andrew J. Brown
Senior Vice President and Chief Financial Officer

Date: March 23, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Palm, Inc., issued on March 23, 2006.